UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2007

ALPHATEC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-52024	20-2463898
(State or other juratisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2051 Palomar Airport Road

Carlsbad, CA 92011

(Address of principal executive offices) (Zip Code)

(760) 431-9286

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 22, 2007, Alphatec Holdings, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2006 and the full 2006 fiscal year. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference. In accordance with General Instruction B-2 of Form 8-K, the information set forth in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) The following exhibit is furnished with this report:

Exhibit Number	Description
99.1	Press Release of Alphatec Holdings, Inc. dated February 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC.
(Registrant)

Date: February 22, 2007	/s/ Steven M. Yasbek
Steven M. Yasbek
Chief Financial Officer, Treasurer and Vice President